UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported:  December 18, 2006

KODIAK OIL & GAS CORP. (Exact Name of Registrant as Specified in Charter)

YUKON TERRITORY (State or Other Jurisdiction of Incorporation)	000-51635 (Commission File Number)	N/A (IRS Employer Identification No.)

1625 Broadway, Suite 330 Denver, CO 80202 (Address of Principal Executive Offices) (Zip Code)

(303) 592-8075
(Registrant’s Telephone Number, including Area Code)

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 –  Entry into a Material Definitive Agreement

Kodiak Oil & Gas Corp. (the “Company”) entered into an Underwriting Agreement dated as of December 18, 2006, which is described in more detail in Item 8.01.

Item 8.01 –  Other Events

On December 18, 2006, the Company entered into an underwriting agreement for the public offering of 10,500,000 shares of common stock and up to 1,575,000 additional shares of common stock to cover over-allotments. A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto. Closing of the issuance and sale of the shares of common stock is scheduled for December 21, 2006.

Item 9.01 – Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement dated December 18, 2006, between the Company and KeyBanc Capital Markets, a division of McDonald Investments Inc., as representative of the several underwriters.

99.1	Press release dated December 18, 2006.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kodiak Oil & Gas Corp.
(Registrant)

Dated: December 20, 2006	By: /s/ Lynn A. Peterson
Lynn A. Peterson President